Richard B. Fisher

President

Edward D. Jones & Co. Daily Passport Cash Trust

President's Message

Dear Fellow Shareholder:

Edward D. Jones & Co. Daily Passport Cash Trust was created in 1980, and I am pleased to present its 20th Annual Report. Today, the trust provides more than 1.3 million shareholder accounts with competitive yields from short-term U.S. government securities. It also provides daily liquidity, as monies can be added or redeemed without fees or penalties at any time.

This report covers the 12-month reporting period from March 1, 1999 through February 29, 2000. It begins with an interview by the portfolio manager Joseph M. Natoli, Assistant Vice President, who manages the trust with Susan R. Hill, Vice President, both of Passport Research, Ltd. The report also features a complete listing of the trust's holdings and its financial statements.

The trust is in its 20th year of serving Edward Jones clients--individuals and institutions--by providing a competitive level of daily income and stability of principal with daily access to the money in the account.1 Over the trust's 20 years of operation, shareholders have deposited a total of $187 billion and withdrawn $178 billion. The trust is a popular cash sweep vehicle, as evidenced by its current 1.2 million sweep accounts.

On February 29, 2000, more than $8.8 billion in investor assets were earning income every day from the trust's portfolio of short-term U.S. government securities.

1 An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the trust.

During the 12-month reporting period, the trust paid dividends to shareholders totaling $0.04 per share, for a total return of 4.43%. On February 29, 2000, the 7-day net yield was 4.89%, and the 7-day effective yield was 5.01%.2

Thank you for keeping your ready cash working through Edward D. Jones & Co. Daily Passport Cash Trust. As always, we welcome your questions and comments.

Sincerely,

Richard B. Fisher

Richard B. Fisher
President
April 15, 2000

2 Past performance is no guarantee of future results. Yields will vary. Yields quoted for money market funds most closely reflect the trust's current earnings.

Susan R. Hill

Vice President

Passport Research, Ltd.

Joseph M. Natoli

Assistant Vice President

Passport Research, Ltd.

Investment Review

During the trust's fiscal year, the U.S. economy has continued to be robust. What are your comments?

After economic crises overseas, a significant worldwide liquidity crisis and a series of three Federal Reserve Board (the "Fed") interest rate reductions, 1998 ended with the capital markets stabilized and the economy showing considerable strength. In 1999, U.S. Gross Domestic Product ("GDP") grew by 4.50%, the fourth year in a row in which economic growth had increased by more than 4.00%. This level of growth clearly exceeds what the Fed considered to be the non-inflationary potential of the economy. The consumer had much to do with this strong growth, as retail sales in 1999 grew strongly versus 1998. In fact, in February of 2000, we witnessed a year-over-year increase of 9.40% in retail sales. Labor markets remained tight as the average increase in non-farm payrolls was 224,000 in 1999. The U.S. unemployment rate ended the reporting period at 4.10%, near the 29-year low set in January 2000.

Benign inflation helped offset robust economic growth. The Producer Price Index ("PPI") rose 3.00% in 1999, after showing no change in 1998. Surging energy prices had much to do with the increase, as crude oil prices rose 176% in 1999. The core PPI rate--excluding the food and energy sectors--rose just 0.90% in 1999. Productivity growth rates of nearly 5.00% through the course of 1999 continued to be a factor in dampening the impact of tightness in the labor markets and creeping wage pressures.

The Fed has acted to cool the strength in the U.S. economy. What were the Fed's actions, and how did they impact short-term rates?

Despite the robust economic environment and generally rising short-term interest rates, the Fed kept the Fed Funds Target Rate at 4.75% through nearly all of the first half of 1999. In June, prior to the Federal Open Market Committee's ("FOMC") fourth meeting of the year, Chairman Alan Greenspan appeared before the Joint Economic Committee and set the groundwork for a series of interest rate increases. Mr. Greenspan hinted that it may be appropriate to take back some of the liquidity that had been infused into the market in late 1998. Not surprisingly, the Fed opted to tighten monetary policy by 25 basis points on June 30, 1999, and followed this action with another 25 basis point move to 5.25% at the FOMC meeting on August 24, 1999. A third 25 basis point interest rate increase occurred in November of 1999.

Following the November move, and despite relentless economic strength, market participants correctly anticipated that the Fed would refrain from raising rates in the face of the year 2000 date changeover. However, in February of 2000, the Fed resumed its series of rate increases by bumping up the Fed Funds Target Rate by an additional 25 basis points, which ended the reporting period at 5.75%.

Early in 1999, short-term interest rates began to reflect the robust economic activity and the Fed's gradually changing expectations. The yield on one-year agency paper began the reporting period at 5.02% and was essentially range-bound between 4.90% and 5.05% through mid-May of 1999. In late May, however, the yield began to climb and traded at 5.52% by the time of the first Fed move in June of 1999. Through the second half of the year, the yield on the discount note followed a pattern of pricing in Fed tightenings, traded range-bound, then pricing in additional tightenings. By year-end 1999, the yield on the discount note had broken through the 6.00% level and continued its rise to 6.45% by February 29, 2000.

In this rising rate environment, shareholders have experienced an increase in the trust's yield. Has the yield increase been significant, and what strategies guided the trust during the reporting period?

For much of the year, we managed the trust within a 40- to 50-day average maturity target range. In late January 2000, we reduced our target range to 35-45 days in light of ongoing economic strength and our expectations of further interest rate increases. As always, we attempted to maximize performance through ongoing relative value analysis. We added to the trust's position in floating rate securities, from 19% to 24% of the trust at period end. We also added to our position in overnight and short-term repurchase agreements. Both actions were taken to enhance the portfolio's responsiveness to expected increases in interest rates. Overall, the 7-day net yield of the trust rose from 4.09% on March 1, 1999 to 4.89% by February 29, 2000.1

What do you see ahead for short-term rates through 2000?

It is reasonable to expect further rate increases as the Fed puts its anti-inflationary efforts in action. Led by the consumer sector and empowered by extraordinary gains in the equity markets, the U.S. economy continues to exhibit strong growth. Employment growth may slow somewhat in 2000, but will continue to put pressure on the limited pool of available workers. Finally, it will be important to examine the U.S. inflation data to determine whether the recent increases in energy prices have begun to impact producer and consumer prices. Increases in short-term rates are reflected in the trust's daily competitive yield.

1 Past performance is no guarantee of future results. Yields will vary. Yields quoted for money market funds most closely reflect the trust's current earnings.

Portfolio of Investments

FEBRUARY 29, 2000

Principal Amount			Value
		GOVERNMENT AGENCIES--51.8%
$40,000,000	[1]	Federal Farm Credit Bank Discount Notes, 5.940%, 1/23/2001	$37,835,200
50,000,000		Federal Farm Credit Bank Notes, 5.400%, 7/3/2000	49,974,391
289,200,000	[1]	Federal Home Loan Bank Discount Notes, 5.490% - 5.950%, 3/1/2000 - 1/12/2001	286,872,333
191,000,000	[2]	Federal Home Loan Bank Floating Rate Notes, 5.685% - 5.874%, 3/15/2000 - 5/12/2000	190,910,867
428,230,000		Federal Home Loan Bank Notes, 4.970% - 6.580%, 3/8/2000 - 2/16/2001	428,075,860
614,558,000	[1]	Federal Home Loan Mortgage Corp. Discount Notes, 5.218% - 6.160%, 3/16/2000 - 2/1/2001	607,833,104
412,000,000	[2]	Federal Home Loan Mortgage Corp. Floating Rate Notes, 5.670% - 5.710%, 3/17/2000 - 3/22/2000	411,891,947
769,383,000	[1]	Federal National Mortgage Association Discount Notes, 5.210% - 5.880%, 3/2/2000 - 6/22/2000	763,839,421
984,000,000	[2]	Federal National Mortgage Association Floating Rate Notes, 5.675% - 5.970%, 3/1/2000 - 6/1/2000	983,598,730
220,500,000		Federal National Mortgage Association Notes, 4.980% - 6.445%, 3/10/2000 - 2/23/2001	220,024,099
528,000,000	[2]	Student Loan Marketing Association Floating Rate Notes, 5.720% - 6.531%, 3/1/2000 -- 3/7/2000	527,807,503
30,000,000		Student Loan Marketing Association Notes, 6.045%, 11/3/2000	29,988,055

		TOTAL GOVERNMENT AGENCIES	4,538,651,510

		REPURCHASE AGREEMENTS--47.6%[3]
141,330,000		ABN AMRO, Inc., 5.860%, dated 2/29/2000, due 3/1/2000	141,330,000
800,000,000		Bank of America, 5.850%, dated 2/29/2000, due 3/1/2000	800,000,000
135,000,000		Barclays Capital, Inc., 5.770%, dated 2/29/2000, due 3/1/2000	135,000,000
220,000,000		Bear, Stearns and Co., 5.860%, dated 2/29/2000, due 3/1/2000	220,000,000
100,000,000		Countrywide Securities Corp., 5.860%, dated 2/29/2000, due 3/1/2000	100,000,000
450,000,000	[4]	Credit Suisse First Boston, Inc., 5.750%, dated 2/9/2000, due 3/13/2000	450,000,000
100,000,000	[4]	Deutsche Bank Financial, Inc., 5.750%, dated 2/9/2000, due 3/13/2000	100,000,000
12,000,000		Deutsche Bank Financial, Inc., 5.770%, dated 2/29/2000, due 3/1/2000	12,000,000
236,000,000	[4]	Goldman Sachs Group, LP, 5.760%, dated 2/14/2000, due 3/16/2000	236,000,000
232,000,000	[4]	Goldman Sachs Group, LP, 5.770%, dated 2/23/2000, due 3/22/2000	232,000,000
265,000,000	[4]	Lehman Brothers, Inc., 5.760%, dated 2/9/2000, due 3/10/2000	265,000,000
360,000,000		Paribas Corp., 5.850%, dated 2/29/2000, due 3/1/2000	360,000,000
180,000,000		Prudential Securities, Inc., 5.860%, dated 2/29/2000, due 3/1/2000	180,000,000
Principal Amount			Value
		REPURCHASE AGREEMENTS--continued[3]
$155,000,000		Salomon Brothers, Inc., 5.860%, dated 2/29/2000, due 3/1/2000	$155,000,000
50,000,000		Toronto Dominion Securities (USA), Inc., 5.780%, dated 2/29/2000, due 3/1/2000	50,000,000
390,000,000		Warburg Dillon Reed LLC, 5.770%, dated 2/29/2000, due 3/1/2000	390,000,000
295,000,000		Warburg Dillon Reed LLC, 5.860%, dated 2/29/2000, due 3/1/2000	295,000,000
50,000,000		Westdeutsche Landesbank Girozentrale, 5.750%, dated 2/29/2000, due 3/1/2000	50,000,000

		TOTAL REPURCHASE AGREEMENTS	4,171,330,000

		TOTAL INVESTMENTS (AT AMORTIZED COST)[5]	$8,709,981,510

1 Discount rate at time of purchase.

2 Floating rate note with current rate and next reset date shown.

3 The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.

4 Although final maturity falls beyond seven days, a liquidity feature is included in each transaction to permit termination of the repurchase agreement within seven days.

5 Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets ($8,761,300,212) at February 29, 2000.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

FEBRUARY 29, 2000

Assets:
Investments in securities	$4,538,651,510
Investments in repurchase agreements	4,171,330,000

Total investments in securities, at amortized cost and value		$8,709,981,510
Cash		10,073,592
Income receivable		20,944,487
Receivable for shares sold		181,524,992

TOTAL ASSETS		8,922,524,581

Liabilities:
Payable for investments purchased	110,911,200
Payable for shares redeemed	36,462,205
Income distribution payable	8,408,639
Accrued expenses	5,442,325

TOTAL LIABILITIES		161,224,369

Net assets for 8,761,300,212 shares outstanding		$8,761,300,212

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$8,761,300,212 ÷ 8,761,300,212 shares outstanding		$1.00

See Notes which are an integral part of the Financial Statements

Statement of Operations

YEAR ENDED FEBRUARY 29, 2000

Investment Income:
Interest		$435,052,383

Expenses:
Investment adviser fee	$34,194,313
Administrative personnel and services fee	6,207,980
Custodian fees	245,745
Transfer and dividend disbursing agent fees and expenses	11,868,520
Directors'/Trustees' fees	59,655
Auditing fees	18,631
Legal fees	29,752
Portfolio accounting fees	570,128
Shareholder services fee	20,590,196
Share registration costs	815,339
Printing and postage	2,504,831
Insurance premiums	15,379
Miscellaneous	57,072

TOTAL EXPENSES		77,177,541

Net investment income		$357,874,842

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended February 28 or 29	2000	1999
Increase (Decrease) in Net Assets
Operations:
Net investment income	$357,874,842	$298,512,837

Distributions to Shareholders:
Distributions from net investment income	(357,874,842)	(298,512,837)

Share Transactions:
Proceeds from sale of shares	36,477,258,796	27,783,437,416
Net asset value of shares issued to shareholders in payment of distributions declared	349,424,325	293,550,669
Cost of shares redeemed	(35,737,132,412)	(26,210,672,944)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	1,089,550,709	1,866,315,141

Change in net assets	1,089,550,709	1,866,315,141

Net Assets:
Beginning of period	7,671,749,503	5,805,434,362

End of period	$8,761,300,212	$7,671,749,503

See Notes which are an integral part of the Financial Statements

Financial Highlights

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Year Ended February 28 or 29	2000	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income From Investment Operations:
Net investment income	0.04	0.05	0.05	0.04	0.05
Less Distributions:
Distributions from net investment income	(0.04)	(0.05)	(0.05)	(0.04)	(0.05)

Net Asset Value, End of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return[1]	4.43%	4.63%	4.84%	4.59%	5.06%

Ratios to Average Net Assets:

Expenses	0.94%	0.87%	0.89%	0.89%	0.96%

Net investment income	4.35%	4.50%	4.72%	4.49%	4.92%

Supplemental Data:

Net assets, end of period (000 omitted)	$8,761,300	$7,671,750	$5,805,434	$4,760,020	$3,951,155

1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

FEBRUARY 29, 2000

ORGANIZATION

Edward D. Jones & Co. Daily Passport Cash Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The investment objective of the Trust is stability of principal and current income consistent with stability of principal.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations

The Trust uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.

Repurchase Agreements

It is the policy of the Trust to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Trust to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Trust will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Trust's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Trust could receive less than the repurchase price on the sale of collateral securities. The Trust, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Federal Taxes

It is the Trust's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions

The Trust may engage in when-issued or delayed delivery transactions. The Trust records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to the changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). At February 29, 2000, capital paid-in aggregated $8,761,300,212. Transactions in shares were as follows:

Year Ended February 28 or 29	2000	1999

Shares sold	36,477,258,796	27,783,437,416
Shares issued to shareholders in payment of distributions declared	349,424,325	293,550,669
Shares redeemed	(35,737,132,412)	(26,210,672,944)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	1,089,550,709	1,866,315,141

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Passport Research Ltd., the Trust's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee based on average daily net assets of the Trust as follows: 0.500% on the first $500 million; 0.475% on the second $500 million; 0.450% on the third $500 million; 0.425% on the fourth $500 million; and 0.400% on more than $2 billion. The Adviser will waive the amount that normal operating expenses of the Trust (including the investment adviser fee, but excluding brokerage commissions, interest, taxes, and extraordinary expenses) exceed 2.5% per year on the first $30 million of average daily net assets of the Trust, 2.0% per year on the next $70 million of average daily net assets of the Trust, and 1.5% per year on any additional assets.

Adviser's Background

Passport Research, Ltd. is a Pennsylvania limited partnership organized in 1981. Federated Investment Management Company is the general partner of the Adviser and has a 50.5% interest in the Adviser. Federated Investment Management Company is owned by Federated Investors, Inc. Edward D. Jones & Co. L.P. is the limited partner of the Adviser and has a 49.5% interest in the Adviser.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Trust with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholders Services Company ("FSSC"), the Trust will pay FSSC up to 0.25% of average daily net assets of the Trust for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

Edward D. Jones & Co. L.P. serves as the transfer and dividend disbursing agent to the Trust. The fee paid to Edward D. Jones & Co. L.P. is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Trust's accounting records for which it receives a fee. The fee is based on the level of the Trust's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Report of Ernst & Young LLP, Independent Auditors

TO THE TRUSTEES AND SHAREHOLDERS OF
EDWARD D. JONES & CO. DAILY PASSPORT CASH TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Edward D. Jones & Co. Daily Passport Cash Trust (the "Trust"), as of February 29, 2000, and the related statement of operations for the year then ended, statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2000, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Edward D. Jones & Co. Daily Passport Cash Trust at February 29, 2000, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

Boston, Massachusetts
April 18, 2000

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

RICHARD B. FISHER

President

WILLIAM D. DAWSON III

Chief Investment Officer

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD J. THOMAS

Treasurer

LESLIE K. ROSS

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the trust's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

Daily
Passport
Cash Trust

ANNUAL REPORT

FEBRUARY 29, 2000

Edward Jones
201 Progress Parkway
Maryland Heights, Missouri 63043
1-800-331-2451
Distributor

Cusip 480023100
G00592-01 (4/00)